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                            SUNAMERICA SERIES TRUST

                 Supplement to the Prospectus dated May 1, 2006


In the section titled "MANAGEMENT," under the heading "Information about the Subadvisers," the portfolio management disclosure with respect to the MFS Mid-Cap Growth Portfolio will be replaced in its entirety with the following:

The MFS Mid-Cap Growth Portfolio is managed by an investment team led by Matthew Krummell. Mr. Krummell joined the investment management area of MFS in 2001 and currently serves as Vice President and Portfolio Manager.


DATE:    JUNE 23, 2006

Versions B, C1, D, G, II, Combined Version 1 and Combined Master